                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2005

                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-15190              13-3159796
-------------------------------      ------------       -------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
        incorporation)               File Number)       Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On May 14, 2005, OSI Pharmaceuticals, Inc. ("OSI") and its partner, Genentech, Inc., issued a press release announcing data presented at the Annual Meeting of the American Society of Clinical Oncology ("ASCO") with respect to a Phase III study of Tarceva(TM) in combination with chemotherapy for the treatment of pancreatic cancer. The press release is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

      On May 16, 2005, OSI issued a press release announcing data presented at ASCO regarding an analysis of epidermal growth factor receptor mutation and gene amplification of Tarceva in the treatment of non-small cell lung cancer. The press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

      On May 17, 2005, OSI issued a press release announcing highlights from presentations on Tarceva at ASCO. The press release is attached hereto as
Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.                  DESCRIPTION
-----------      ----------------------------------
  99.1           Press release, dated May 14, 2005.

  99.2           Press release, dated May 16, 2005.

  99.3           Press release, dated May 17, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005                    OSI PHARMACEUTICALS, INC.

                                      By:  /s/ Robert L. Van Nostrand
                                           ----------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------       ----------------------------------
   99.1           Press release, dated May 14, 2005.

   99.2           Press release, dated May 16, 2005.

   99.3           Press release, dated May 17, 2005.